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                                                                   EXHIBIT 10.22


                         AMENDMENT AND WAIVER AGREEMENT
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THIS AMENDMENT AND WAIVER AGREEMENT (this "Agreement") is made as of the 15 day of October, 1996, by and between Styles on Video, Inc., a Delaware corporation ("SOV"), Forever Yours, Inc., a California Corporation ("FYI") and International Digital Investors, L.P., a Delaware limited partnership ("IDI").

                                    RECITALS
                                    --------

WHEREAS, SOV, FYI, and IDI entered into a 10% Bridge Note Due October 3, 1996, dated September 19, 1996 ("the Bridge Note");

WHEREAS, it would be a violation of the terms of the Bridge Note were SOV and FYI to fail to pay the principal and unpaid interest due on October 3, 1996;

WHEREAS, SOV an FYI did not repay the principal and unpaid interest due on October 3, 1996;

WHEREAS, IDI wishes to advance and SOV and FYI wish to receive an additional $100,000 pursuant to the Bridge Note;

WHEREAS, the parties wish to amend all of the relevant documentation to avoid violations or default of the Bridge Note by virtue of such failure, and to increase the amount of the Bridge Note;

NOW, THEREFORE, IN CONSIDERATION of the premises and for good and valuable consideration, the parties hereby agree as follows:

1.   Due Date.  The due date of the Bridge Note is hereby amended from October
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3, 1996 to October 29, 1996.  It shall not be a violation of the terms and conditions, nor shall it be a default, under the Bridge Note that the initial $180,000 advance made pursuant to the Bridge Note was not repaid on October 3, 1996.

2.   Note Amount.  The amount of the Bridge Note is hereby amended from $180,000
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to $280,000.

3.   Default Interest Commencement Date.  The date of commencement of the
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Default Rate of interest is hereby amended from October 3, 1996 to October 29,
1996.
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4.   Applicable Law.  This Agreement shall be governed by and construed in
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accordance with the internal laws of the State of California without regard to conflicts of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              STYLES ON VIDEO

                              By:
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                              Name:
                                    ------------------------------------

                              Title:
                                    ------------------------------------


                              FOREVER YOURS, INC.

                              By:
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                              Name:
                                    ------------------------------------

                              Title:
                                    ------------------------------------


                              INTERNATIONAL DIGITAL INVESTORS, L.P.

                              By IDI Corp., a Delaware corporation,
                              its General Partner

                              By:
                                 ---------------------------------------

                              Name:
                                    ------------------------------------

                              Title:
                                    ------------------------------------